Exhibit 99.2

The	Supplementary	June 30, 2009
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results for 2008 that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2009

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	June 30		Dec. 31
	2009		2008
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,651	7%	$2,478	7%
Fixed Maturities
Tax Exempt	19,110	47	18,345	47
Taxable	15,563	39	14,410	37
Equity Securities	1,189	3	1,479	4
Other Invested Assets	1,784	4	2,026	5

Total Invested Assets	$40,297	100%	$38,738	100%

Unrealized Appreciation (Depreciation) of Investments
Fixed Maturities	$558		$(136)
Equity Securities	(46)		(84)

	512		(220)
Deferred Income Tax Liability (Asset)	179		(77)

	$333		$(143)

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	14,504		13,432

Total Capitalization	$18,479		$17,407

Debt as a Percentage of Total Capitalization	21.5%		22.8%

Actual Common Shares Outstanding	349.9		352.3

Book Value Per Common Share	$41.45		$38.13

Book Value Per Common Share, with
Available-for-Sale Fixed Maturities at Amortized Cost	$40.41		$38.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second	Six	From
	Quarter	Months	December 2005
	2009	2009	to June 30, 2009
Cost of Shares Repurchased	$90	$164	$5,051
Average Cost Per Share	$39.21	$39.94	$50.34
Shares Repurchased	2,310,029	4,114,529	100,330,629
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2008, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of June 30, 2009, 15,669,371 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2009	2008	2009	2008
		(in millions)
Short Term Investments	$1,400	$1,602	$1,400	$1,602
Taxable Fixed Maturities	1,011	774	1,040	780
Equity Securities	205	451	186	504

TOTAL	$2,616	$2,827	$2,626	$2,886

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	June 30	Dec. 31	June 30	Dec. 31
	2009	2008	2009	2008
		(in millions)
Short Term Investments	$1,251	$876	$1,251	$876
Fixed Maturities
Tax Exempt	18,697	18,299	19,110	18,345
Taxable	14,407	13,818	14,523	13,630
Equity Securities	1,030	1,112	1,003	975
Other Invested Assets	1,784	2,026	1,784	2,026

TOTAL	$37,169	$36,131	$37,671	$35,852

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2009	2008	2009	2008
		(in millions)
CORPORATE INVESTMENT INCOME	$9	$13	$18	$26

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$187	$184	$373	$369
Taxable Interest	114	127	228	254
Other	15	21	26	41
Investment Expenses	(4)	(5)	(9)	(10)

TOTAL	$312	$327	$618	$654

Effective Tax Rate	19.4%	20.2%	19.3%	20.2%
After-Tax Annualized Yield	3.42%	3.48%	3.41%	3.49%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2009	2008	2008
		(in millions)
Estimated Statutory Policyholders’ Surplus	$13,300	$12,281	$13,250
Rolling Year Statutory Net Premiums Written	$11,366	$11,759	$11,901
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.85:1	0.96:1	0.90:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2009

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/09	12/31/08	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$394	$391	$3	$(7)	$10
Homeowners	679	715	(36)	(3)	(33)
Other	845	815	30	43	(13)

Total Personal	1,918	1,921	(3)	33	(36)

Commercial Insurance
Multiple Peril	1,591	1,586	5	31	(26)
Casualty	5,832	5,660	172	72	100
Workers’ Compensation	2,062	1,982	80	56	24
Property and Marine	794	839	(45)	(10)	(35)

Total Commercial	10,279	10,067	212	149	63

Specialty Insurance
Professional Liability	7,356	7,175	181	239	(58)
Surety	59	68	(9)	—	(9)

Total Specialty	7,415	7,243	172	239	(67)

Total Insurance	19,612	19,231	381	421	(40)

Reinsurance Assumed	826	924	(98)	(57)	(41)

Total	$20,438	$20,155	$283	$364	$(81)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$278	$303	$1,151	$1,213	$375	$376	$1,804	$1,892
Decrease (Increase) in Unearned Premiums	4	8	35	9	(19)	(22)	20	(5)

Net Premiums Earned	282	311	1,186	1,222	356	354	1,824	1,887

Net Losses Paid	167	191	651	547	195	192	1,013	930
Increase (Decrease) in Outstanding Losses	5	(2)	(42)	3	30	38	(7)	39

Net Losses Incurred	172	189	609	550	225	230	1,006	969

Expenses Incurred	81	88	379	393	115	123	575	604
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$29	$34	$198	$279	$16	$1	$243	$314

Ratios After Dividends to Policyholders:
Loss	61.0%	60.8%	51.4%	45.0%	63.2%	65.0%	55.1%	51.4%
Expense	29.1	29.0	32.9	32.4	30.7	32.7	31.9	31.9

Combined	90.1%	89.8%	84.3%	77.4%	93.9%	97.7%	87.0%	83.3%

Premiums Written as a % of Total	5.0%	5.1%	20.6%	20.3%	6.7%	6.3%	32.3%	31.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$561	$607	$815	$896	$424	$461	$673	$677	$2,473	$2,641
Decrease (Increase) in Unearned Premiums	21	21	(25)	(32)	(15)	(21)	(61)	(61)	(80)	(93)

Net Premiums Earned	582	628	790	864	409	440	612	616	2,393	2,548

Net Losses Paid	273	284	398	392	192	198	365	294	1,228	1,168
Increase (Decrease) in Outstanding Losses	(6)	(12)	153	164	71	43	(45)	156	173	351

Net Losses Incurred	267	272	551	556	263	241	320	450	1,401	1,519

Expenses Incurred	207	216	228	249	97	103	228	232	760	800
Dividends Incurred	—	—	—	—	11	17	—	—	11	17

Statutory Underwriting Income (Loss)	$108	$140	$11	$59	$38	$79	$64	$(66)	$221	$212

Ratios After Dividends to Policyholders:
Loss	45.9%	43.3%	69.7%	64.3%	66.1%	57.0%	52.3%	73.0%	58.8%	60.0%
Expense	36.9	35.6	28.0	27.8	23.5	23.2	33.9	34.3	30.9	30.5

Combined	82.8%	78.9%	97.7%	92.1%	89.6%	80.2%	86.2%	107.3%	89.7%	90.5%

Premiums Written as a % of Total	10.0%	10.1%	14.6%	15.0%	7.6%	7.7%	12.0%	11.3%	44.2%	44.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$1,137	$1,230	$162	$184	$1,299	$1,414
Decrease (Increase) in Unearned Premiums	98	88	9	(14)	107	74

Net Premiums Earned	1,235	1,318	171	170	1,406	1,488

Net Losses Paid	677	705	14	26	691	731
Increase (Decrease) in Outstanding Losses	111	58	(8)	58	103	116

Net Losses Incurred	788	763	6	84	794	847

Expenses Incurred	305	319	55	58	360	377
Dividends Incurred	—	—	4	1	4	1

Statutory Underwriting Income (Loss)	$142	$236	$106	$27	$248	$263

Ratios After Dividends to Policyholders:
Loss	63.8%	57.9%	3.6%	49.7%	56.6%	56.9%
Expense	26.8	25.9	34.8	31.7	27.8	26.7

Combined	90.6%	83.8%	38.4%	81.4%	84.4%	83.6%

Premiums Written as a % of Total	20.4%	20.5%	2.9%	3.1%	23.3%	23.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$5,576	$5,947	$13	$36	$5,589	$5,983
Decrease (Increase) in Unearned Premiums	47	(24)	18	3	65	(21)

Net Premiums Earned	5,623	5,923	31	39	5,654	5,962

Net Losses Paid	2,932	2,829	84	84	3,016	2,913
Increase (Decrease) in Outstanding Losses	269	506	(98)	(86)	171	420

Net Losses Incurred	3,201	3,335	(14)	(2)	3,187	3,333

Expenses Incurred	1,695	1,781	5	17	1,700	1,798
Dividends Incurred	15	18	—	—	15	18

Statutory Underwriting Income (Loss)	$712	$789	$40	$24	752	813

Increase in Deferred Acquisition Costs					20	36

GAAP Underwriting Income					$772	$849

Ratios After Dividends to Policyholders:
Loss	57.1%	56.5%	* %	* %	56.5%	56.1%
Expense	30.5	30.0	*	*	30.5	30.1

Combined	87.6%	86.5%	* %	* %	87.0%	86.2%

Premiums Written as a % of Total	99.8%	99.4%	0.2%	0.6%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$4,266	$4,479	$1,323	$1,504	$5,589	$5,983
Decrease (Increase) in Unearned Premiums	142	43	(77)	(64)	65	(21)

Net Premiums Earned	4,408	4,522	1,246	1,440	5,654	5,962

Net Losses Paid	2,486	2,305	530	608	3,016	2,913
Increase (Decrease) in Outstanding Losses	(5)	340	176	80	171	420

Net Losses Incurred	2,481	2,645	706	688	3,187	3,333

Expenses Incurred	1,231	1,262	469	536	1,700	1,798
Dividends Incurred	15	18	—	—	15	18

Statutory Underwriting Income (Loss)	$681	$597	$71	$216	752	813

Increase in Deferred Acquisition Costs					20	36

GAAP Underwriting Income					$772	$849

Ratios After Dividends to Policyholders:
Loss	56.5%	58.7%	56.7%	47.8%	56.5%	56.1%
Expense	29.0	28.3	35.4	35.6	30.5	30.1

Combined	85.5%	87.0%	92.1%	83.4%	87.0%	86.2%

Premiums Written as a % of Total	76.3%	74.9%	23.7%	25.1%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$147	$161	$637	$674	$177	$180	$961	$1,015
Decrease (Increase) in Unearned Premiums	(5)	(6)	(45)	(61)	6	(1)	(44)	(68)

Net Premiums Earned	142	155	592	613	183	179	917	947

Net Losses Paid	82	87	303	279	94	109	479	475
Increase (Decrease) in Outstanding Losses	6	4	(12)	(9)	14	12	8	7

Net Losses Incurred	88	91	291	270	108	121	487	482

Expenses Incurred	42	45	201	209	56	61	299	315
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$12	$19	$100	$134	$19	$(3)	$131	$150

Ratios After Dividends to Policyholders:
Loss	62.0%	58.7%	49.2%	44.1%	59.0%	67.6%	53.1%	50.9%
Expense	28.5	28.0	31.5	31.0	31.7	33.9	31.1	31.0

Combined	90.5%	86.7%	80.7%	75.1%	90.7%	101.5%	84.2%	81.9%

Premiums Written as a % of Total	5.2%	5.3%	22.3%	22.1%	6.2%	5.9%	33.7%	33.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$292	$312	$406	$436	$188	$213	$327	$340	$1,213	$1,301
Decrease (Increase) in Unearned Premiums	(3)	(2)	(13)	(7)	15	10	(17)	(20)	(18)	(19)

Net Premiums Earned	289	310	393	429	203	223	310	320	1,195	1,282

Net Losses Paid	122	144	202	230	103	99	183	140	610	613
Increase (Decrease) in Outstanding Losses	4	(7)	52	46	29	15	(6)	138	79	192

Net Losses Incurred	126	137	254	276	132	114	177	278	689	805

Expenses Incurred	106	110	114	120	46	50	112	114	378	394
Dividends Incurred	—	—	—	—	5	9	—	—	5	9

Statutory Underwriting Income (Loss)	$57	$63	$25	$33	$20	$50	$21	$(72)	$123	$74

Ratios After Dividends to Policyholders:
Loss	43.6%	44.2%	64.6%	64.4%	66.7%	53.3%	57.1%	86.9%	57.9%	63.2%
Expense	36.3	35.3	28.1	27.5	25.1	24.5	34.3	33.5	31.3	30.5

Combined	79.9%	79.5%	92.7%	91.9%	91.8%	77.8%	91.4%	120.4%	89.2%	93.7%

Premiums Written as a % of Total	10.3%	10.2%	14.3%	14.3%	6.6%	7.0%	11.5%	11.2%	42.7%	42.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$584	$626	$85	$85	$669	$711
Decrease (Increase) in Unearned Premiums	34	24	2	3	36	27

Net Premiums Earned	618	650	87	88	705	738

Net Losses Paid	370	343	6	14	376	357
Increase (Decrease) in Outstanding Losses	29	39	(3)	69	26	108

Net Losses Incurred	399	382	3	83	402	465

Expenses Incurred	149	158	29	29	178	187
Dividends Incurred	—	—	2	—	2	—

Statutory Underwriting Income (Loss)	$70	$110	$53	$(24)	$123	$86

Ratios After Dividends to Policyholders:
Loss	64.6%	58.8%	3.5%	94.3%	57.2%	63.0%
Expense	25.5	25.2	35.0	34.1	26.7	26.3

Combined	90.1%	84.0%	38.5%	128.4%	83.9%	89.3%

Premiums Written as a % of Total	20.5%	20.5%	3.0%	2.8%	23.5%	23.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,843	$3,027	$3	$20	$2,846	$3,047
Decrease (Increase) in Unearned Premiums	(26)	(60)	8	(1)	(18)	(61)

Net Premiums Earned	2,817	2,967	11	19	2,828	2,986

Net Losses Paid	1,465	1,445	42	52	1,507	1,497
Increase (Decrease) in Outstanding Losses	113	307	(48)	(55)	65	252

Net Losses Incurred	1,578	1,752	(6)	(3)	1,572	1,749

Expenses Incurred	855	896	2	8	857	904
Dividends Incurred	7	9	—	—	7	9

Statutory Underwriting Income (Loss)	$377	$310	$15	$14	392	324

Increase in Deferred Acquisition Costs					4	23

GAAP Underwriting Income					$396	$347

Ratios After Dividends to Policyholders:
Loss	56.2%	59.2%	* %	* %	55.7%	58.7%
Expense	30.1	29.7	*	*	30.2	29.8

Combined	86.3%	88.9%	* %	* %	85.9%	88.5%

Premiums Written as a % of Total	99.9%	99.3%	0.1%	0.7%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,229	$2,344	$617	$703	$2,846	$3,047
Decrease (Increase) in Unearned Premiums	(48)	(89)	30	28	(18)	(61)

Net Premiums Earned	2,181	2,255	647	731	2,828	2,986

Net Losses Paid	1,238	1,165	269	332	1,507	1,497
Increase (Decrease) in Outstanding Losses	(34)	230	99	22	65	252

Net Losses Incurred	1,204	1,395	368	354	1,572	1,749

Expenses Incurred	631	648	226	256	857	904
Dividends Incurred	7	9	—	—	7	9

Statutory Underwriting Income (Loss)	$339	$203	$53	$121	392	324

Increase in Deferred Acquisition Costs					4	23

GAAP Underwriting Income					$396	$347

Ratios After Dividends to Policyholders:
Loss	55.4%	62.1%	56.9%	48.4%	55.7%	58.7%
Expense	28.4	27.8	36.6	36.4	30.2	29.8

Combined	83.8%	89.9%	93.5%	84.8%	85.9%	88.5%

Premiums Written as a % of Total	78.3%	76.9%	21.7%	23.1%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2009	2008	2009	2008
	(dollars in millions)
Annualized Net Income	$2,204	$1,876	$1,784	$2,266
Average Shareholders’ Equity	$14,154	$14,240	$13,913	$14,308

Return on Equity	15.6%	13.2%	12.8%	15.8%

Annualized Operating Income	$2,132	$2,072	$2,094	$2,276
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,896	$14,020	$13,789	$13,986

Operating Return on Equity	15.3%	14.8%	15.2%	16.3%